                                                                    EXHIBIT 99.6


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE


                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                    TOTAL ARM

                                     AGGREGATE                                       WEIGHTED        AVERAGE
                     NUMBER OF       PRINCIPAL       PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
CURRENT               MORTGAGE        BALANCE         MORTGAGE         AVERAGE        CREDIT         BALANCE
COUPON                 LOANS        OUTSTANDING         POOL           COUPON          SCORE       OUTSTANDING
-----------------   -----------   ---------------   ------------    ------------    ------------   ------------
5.501 to 6.000                1   $    345,000.00           0.06%          6.000%            711   $    345,000
6.001 to 6.500               42   $ 11,022,194.59           2.05%          6.399%            714   $    262,433
6.501 to 7.000              294   $ 73,987,480.06          13.78%          6.885%            706   $    251,658
7.001 to 7.500              614   $134,002,518.74          24.95%          7.325%            687   $    218,245
7.501 to 8.000              867   $151,303,009.52          28.17%          7.817%            659   $    174,513
8.001 to 8.500              645   $ 97,001,853.54          18.06%          8.320%            632   $    150,390
8.501 to 9.000              417   $ 55,970,352.78          10.42%          8.786%            612   $    134,221
9.001 to 9.500               95   $ 10,461,251.24           1.95%          9.293%            609   $    110,118
9.501 to 10.000              21   $  2,981,190.85           0.56%          9.684%            603   $    141,961
TOTAL:                    2,996   $537,074,851.32         100.00%          7.767%            663   $    179,264


                      WEIGHTED
                       AVERAGE          PERCENT
CURRENT               ORIGINAL           FULL           PERCENT
COUPON                   LTV              DOC              IO
-----------------    ------------    ------------    ------------
5.501 to 6.000             100.00%           0.00%         100.00%
6.001 to 6.500             100.05%          38.25%          65.35%
6.501 to 7.000             100.00%          35.86%          52.38%
7.001 to 7.500             100.04%          37.91%          49.88%
7.501 to 8.000              99.98%          49.66%          44.68%
8.001 to 8.500              99.84%          68.28%          40.90%
8.501 to 9.000              99.93%          75.76%          36.53%
9.001 to 9.500              99.97%          80.31%          36.05%
9.501 to 10.000             99.98%          86.62%          62.50%
TOTAL:                      99.97%          51.44%          45.90%


                                TOTAL FIXED RATE

                                     AGGREGATE                                       WEIGHTED        AVERAGE
                     NUMBER OF       PRINCIPAL       PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
CURRENT               MORTGAGE        BALANCE         MORTGAGE         AVERAGE        CREDIT         BALANCE
COUPON                 LOANS        OUTSTANDING         POOL           COUPON          SCORE       OUTSTANDING
-----------------   -----------   ---------------   ------------    ------------    ------------   ------------
6.001 to 6.500                1   $     77,288.35           0.12%          6.375%            701   $     77,288
6.501 to 7.000                6   $  1,598,178.24           2.58%          6.845%            721   $    266,363
7.001 to 7.500               50   $  6,733,174.27          10.87%          7.409%            691   $    134,663
7.501 to 8.000              132   $ 17,652,745.81          28.50%          7.852%            671   $    133,733
8.001 to 8.500              159   $ 18,421,250.78          29.74%          8.352%            646   $    115,857
8.501 to 9.000              117   $ 13,102,084.80          21.15%          8.789%            640   $    111,984
9.001 to 9.500               42   $  4,025,326.13           6.50%          9.342%            611   $     95,841
9.501 to 10.000               5   $    339,013.18           0.55%          9.742%            611   $     67,803
TOTAL:                      512   $ 61,949,061.56         100.00%          8.230%            656   $    120,994


                     WEIGHTED
                      AVERAGE          PERCENT
CURRENT              ORIGINAL           FULL          PERCENT
COUPON                  LTV              DOC             IO
-----------------   ------------    ------------    ------------
6.001 to 6.500            100.00%         100.00%           0.00%
6.501 to 7.000             99.91%          70.13%          24.34%
7.001 to 7.500             99.98%          67.99%           7.53%
7.501 to 8.000             99.94%          55.48%           3.79%
8.001 to 8.500             99.98%          68.40%           7.88%
8.501 to 9.000             99.94%          67.32%          10.76%
9.001 to 9.500             99.94%          70.78%           7.69%
9.501 to 10.000           100.00%          60.18%           0.00%
TOTAL:                     99.96%          64.64%           7.64%

                                   GROUP 1 ARM


                                     AGGREGATE                                       WEIGHTED        AVERAGE
                     NUMBER OF       PRINCIPAL       PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
CURRENT               MORTGAGE        BALANCE         MORTGAGE         AVERAGE        CREDIT         BALANCE
COUPON                 LOANS        OUTSTANDING         POOL           COUPON          SCORE       OUTSTANDING
-----------------   -----------   ---------------   ------------    ------------    ------------   ------------
6.001 to 6.500               18   $  2,645,752.27           1.16%          6.425%            686   $    146,986
6.501 to 7.000              128   $ 17,496,967.94           7.68%          6.882%            687   $    136,695
7.001 to 7.500              304   $ 40,997,712.00          17.99%          7.351%            676   $    134,861
7.501 to 8.000              572   $ 67,695,230.59          29.70%          7.834%            651   $    118,348
8.001 to 8.500              486   $ 55,203,917.46          24.22%          8.327%            625   $    113,588
8.501 to 9.000              335   $ 34,861,620.04          15.30%          8.785%            611   $    104,065
9.001 to 9.500               82   $  7,167,422.12           3.14%          9.282%            604   $     87,408
9.501 to 10.000              17   $  1,846,190.85           0.81%          9.709%            609   $    108,599
TOTAL:                    1,942   $227,914,813.27         100.00%          7.983%            645   $    117,361

                    WEIGHTED
                     AVERAGE          PERCENT
CURRENT             ORIGINAL           FULL          PERCENT
COUPON                 LTV              DOC             IO
-----------------  ------------    ------------    ------------
6.001 to 6.500            99.75%          39.39%          32.69%
6.501 to 7.000            99.97%          51.92%          21.36%
7.001 to 7.500            99.92%          56.18%          23.87%
7.501 to 8.000            99.97%          63.86%          22.76%
8.001 to 8.500            99.94%          77.12%          25.14%
8.501 to 9.000            99.94%          81.39%          19.87%
9.001 to 9.500            99.96%          88.84%          24.04%
9.501 to 10.000           99.97%          78.39%          39.44%
TOTAL:                    99.95%          68.07%          23.28%

                               GROUP 1 FIXED RATE


                                     AGGREGATE                                       WEIGHTED        AVERAGE
                     NUMBER OF       PRINCIPAL       PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
CURRENT               MORTGAGE        BALANCE         MORTGAGE         AVERAGE        CREDIT         BALANCE
COUPON                 LOANS        OUTSTANDING         POOL           COUPON          SCORE       OUTSTANDING
-----------------   -----------   ---------------   ------------    ------------    ------------   ------------
6.001 to 6.500                1   $     77,288.35           0.18%          6.375%            701   $     77,288
6.501 to 7.000                1   $    137,878.24           0.32%          6.625%            746   $    137,878
7.001 to 7.500               41   $  4,347,005.77          10.01%          7.421%            698   $    106,025
7.501 to 8.000              107   $ 11,022,569.86          25.38%          7.866%            666   $    103,015
8.001 to 8.500              143   $ 14,263,746.22          32.84%          8.342%            645   $     99,746
8.501 to 9.000              104   $  9,951,625.60          22.91%          8.787%            632   $     95,689
9.001 to 9.500               39   $  3,294,607.26           7.59%          9.321%            609   $     84,477
9.501 to 10.000               5   $    339,013.18           0.78%          9.742%            611   $     67,803
TOTAL:                      441   $ 43,433,734.48         100.00%          8.307%            650   $     98,489

                     WEIGHTED
                      AVERAGE          PERCENT
CURRENT              ORIGINAL           FULL          PERCENT
COUPON                  LTV              DOC             IO
-----------------   ------------    ------------    ------------
6.001 to 6.500            100.00%         100.00%           0.00%
6.501 to 7.000            100.00%         100.00%           0.00%
7.001 to 7.500             99.97%          70.91%           6.58%
7.501 to 8.000             99.85%          63.90%           2.99%
8.001 to 8.500             99.99%          69.65%           3.96%
8.501 to 9.000             99.86%          68.95%           5.68%
9.001 to 9.500             99.93%          81.35%           9.40%
9.501 to 10.000           100.00%          60.18%           0.00%
TOTAL:                     99.92%          69.12%           4.73%

                                   GROUP 2 ARM

                                     AGGREGATE                                       WEIGHTED       AVERAGE
                     NUMBER OF       PRINCIPAL       PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
CURRENT               MORTGAGE        BALANCE         MORTGAGE         AVERAGE        CREDIT         BALANCE
COUPON                 LOANS        OUTSTANDING         POOL           COUPON          SCORE       OUTSTANDING
-----------------   -----------   ---------------   ------------    ------------    ------------   ------------
5.501 to 6.000                1   $    345,000.00           0.11%          6.000%            711   $    345,000
6.001 to 6.500               24   $  8,376,442.32           2.71%          6.391%            722   $    349,018
6.501 to 7.000              166   $ 56,490,512.12          18.27%          6.885%            712   $    340,304
7.001 to 7.500              310   $ 93,004,806.74          30.08%          7.314%            692   $    300,016
7.501 to 8.000              295   $ 83,607,778.93          27.04%          7.803%            666   $    283,416
8.001 to 8.500              159   $ 41,797,936.08          13.52%          8.312%            640   $    262,880
8.501 to 9.000               82   $ 21,108,732.74           6.83%          8.789%            613   $    257,424
9.001 to 9.500               13   $  3,293,829.12           1.07%          9.317%            621   $    253,371
9.501 to 10.000               4   $  1,135,000.00           0.37%          9.643%            593   $    283,750
TOTAL:                    1,054   $309,160,038.05         100.00%          7.607%            676   $    293,321

                     WEIGHTED
                      AVERAGE          PERCENT
CURRENT              ORIGINAL           FULL          PERCENT
COUPON                  LTV              DOC            IO
-----------------   ------------    ------------    ------------
5.501 to 6.000            100.00%           0.00%         100.00%
6.001 to 6.500            100.15%          37.89%          75.67%
6.501 to 7.000            100.01%          30.88%          61.99%
7.001 to 7.500            100.10%          29.85%          61.35%
7.501 to 8.000             99.99%          38.16%          62.42%
8.001 to 8.500             99.70%          56.60%          61.72%
8.501 to 9.000             99.92%          66.45%          64.05%
9.001 to 9.500            100.00%          61.76%          62.17%
9.501 to 10.000           100.00%         100.00%         100.00%
TOTAL:                     99.99%          39.18%          62.57%

                               GROUP 2 FIXED RATE

                                     AGGREGATE                                        WEIGHTED       AVERAGE
                     NUMBER OF       PRINCIPAL       PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
CURRENT               MORTGAGE        BALANCE         MORTGAGE         AVERAGE        CREDIT         BALANCE
COUPON                 LOANS        OUTSTANDING         POOL           COUPON          SCORE       OUTSTANDING
-----------------   -----------   ---------------   ------------    ------------    ------------   ------------
6.501 to 7.000                5   $  1,460,300.00           7.89%          6.866%            719   $    292,060
7.001 to 7.500                9   $  2,386,168.50          12.89%          7.387%            678   $    265,130
7.501 to 8.000               25   $  6,630,175.95          35.81%          7.828%            679   $    265,207
8.001 to 8.500               16   $  4,157,504.56          22.45%          8.389%            653   $    259,844
8.501 to 9.000               13   $  3,150,459.20          17.02%          8.797%            666   $    242,343
9.001 to 9.500                3   $    730,718.87           3.95%          9.439%            617   $    243,573
TOTAL:                       71   $ 18,515,327.08         100.00%          8.050%            671   $    260,779

                     WEIGHTED
                     AVERAGE          PERCENT
CURRENT             ORIGINAL           FULL          PERCENT
COUPON                 LTV              DOC            IO
-----------------  ------------    ------------    ------------
6.501 to 7.000            99.90%          67.31%          26.64%
7.001 to 7.500           100.00%          62.68%           9.26%
7.501 to 8.000           100.09%          41.50%           5.13%
8.001 to 8.500            99.97%          64.10%          21.33%
8.501 to 9.000           100.20%          62.20%          26.79%
9.001 to 9.500           100.00%          23.13%           0.00%
TOTAL:                   100.05%          54.14%          14.48%